[***] INDICATES THAT TEXT HAS BEEN OMITTED WHICH IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. THIS TEXT HAS BEEN FILED SEPARATELY WITH THE SEC.

                                                         EXHIBIT 10.23

                      COMMVAULT SYSTEMS RESELLER AGREEMENT

This Reseller Agreement is made as of the effective Date set forth below, between CommVault Systems, 2 Crescent Place, Oceanport, New Jersey 07757 ("CommVault") and Dell Inc, ("Reseller").

This agreement is entered into April 6, 2005.

WHEREAS, CommVault is engaged in the business of providing data storage products.

WHEREAS, Reseller is a provider of information management solutions who wishes to purchase software products from CommVault for the purposes of resale with other products or services to customer in accordance with valid purchase orders.

THEREFORE, the parties agree as follows:

1. Price: Reseller receives a [***] discount on the MSRP of the SW. Reseller shall provide CommVault with an applicable tax exemption certificate. Reseller has the unrestricted right to determine the prices at which it resells any Product to its customers. No CommVault representative has the authority to suggest that Reseller charge a particular resale price for any product.

2. Purchase Orders: Reseller shall place purchase orders for software identified in exhibit 1 with CommVault through the Dell 3GFX order process. CommVault will accept or reject orders directly through the 3GFX system.

3. Payment: CommVault will electronically invoice Reseller through the 3DFX process and payment for Products, including any authorized partial shipments, shall be due in [***] from the date that Dell receives the invoice.

4. Rebate: CommVault will rebate the Reseller on select orders in the amount of [***] of the net S&P Software (SW licensing only). [***].

5. Timeframe: This agreement will be in force from Feb 1, 2005 through July 31, 2005. This agreement will be re-evaluated after each Dell Fiscal quarter and any changes will be made in writing and agreed to by both Dell and CommVault.

6.    Territory: United States only.

This agreement is intended to supersede any previous reseller agreements between Dell and CommVault.

(Continued from Page 1, CommVault Systems Reseller Agreement)

By signing below, the Reseller acknowledges that it has read, understands, and agrees, to be bound by all terms and conditions of this Reseller Agreement, including Exhibit 1 (together the "Agreement").

Dell, Inc.  ("Reseller")                         CommVault Systems
------------------------                         -----------------


/s/ Sean Cooper                                  /s/ David R. West
-----------------------------                    -------------------------------
Signature                                        Signature


Sean Cooper                                      David R. West
-----------------------------                    -------------------------------
Name                                             Name


Global Procurement                               VP Business Development
-----------------------------                    -------------------------------
Title                                            Title


4/25/05                                          4/19/05
-----------------------------                    -------------------------------
Date                                             Date

                                    Exhibit 1

DELL SKU       DESCRIPTION                                         MSRP/List
                                                                   Price
--------------------------------------------------------------------------------
A0381892       [***]                                               [***]
A0131062       [***]                                               [***]
A0119474       [***]                                               [***]
A0119473       [***]                                               [***]
A0119472       [***]                                               [***]
A0146647       [***]                                               [***]
A0146646       [***]                                               [***]
A0143088       [***]                                               [***]
A0423903       [***]                                               [***]
A0422896       [***]                                               [***]
A0422908       [***]                                               [***]
A0422913       [***]                                               [***]
A0422916       [***]                                               [***]
A0429591       [***]                                               [***]
A0429592       [***]                                               [***]

A0131061       [***]                                               [***]
A0119471       [***]                                               [***]
A0119470       [***]                                               [***]
A0119469       [***]                                               [***]
A0223647       [***]                                               [***]
A0223649       [***]                                               [***]
A0223651       [***]                                               [***]
A0223645       [***]                                               [***]
A0131067       [***]                                               [***]
A0119468       [***]                                               [***]
A0119467       [***]                                               [***]
A0119466       [***]                                               [***]
A0131060       [***]                                               [***]
A0119607       [***]                                               [***]
A0119606       [***]                                               [***]
A0119605       [***]                                               [***]
A0131059       [***]                                               [***]
A0119604       [***]                                               [***]
A0119603       [***]                                               [***]
A0119602       [***]                                               [***]
A0119600       [***]                                               [***]
A0119598       [***]                                               [***]
A0119596       [***]                                               [***]

A0131031       [***]                                               [***]

A0131057       [***]                                               [***]
A0119588       [***]                                               [***]
A0119587       [***]                                               [***]
A0119586       [***]                                               [***]
A0225276       [***]                                               [***]
A0225277       [***]                                               [***]
A0225278       [***]                                               [***]
A0225279       [***]                                               [***]
A0131056       [***]                                               [***]
A0119585       [***]                                               [***]
A0119584       [***]                                               [***]
A0119583       [***]                                               [***]
A0131055       [***]                                               [***]
A0119582       [***]                                               [***]
A0119581       [***]                                               [***]
A0119579       [***]                                               [***]
A0131091       [***]                                               [***]
A0119577       [***]                                               [***]
A0119568       [***]                                               [***]
A0119567       [***]                                               [***]
A0168288       [***]                                               [***]
A0119566       [***]                                               [***]
A0119565       [***]                                               [***]
A0119564       [***]                                               [***]
A0131065       [***]                                               [***]
A0119563       [***]                                               [***]
A0119562       [***]                                               [***]
A0119561       [***]                                               [***]

A0131100       [***]                                               [***]
A0131098       [***]                                               [***]
A0131096       [***]                                               [***]
A0131094       [***]                                               [***]
A0376336       [***]                                               [***]
A0223658       [***]                                               [***]
A0223660       [***]                                               [***]
A0389492       [***]                                               [***]
A0223662       [***]                                               [***]
A0223664       [***]                                               [***]
A0223666       [***]                                               [***]
A0423753       [***]                                               [***]

A0423758       [***]                                               [***]
A0423766       [***]                                               [***]
A0423777       [***]                                               [***]
A0423779       [***]                                               [***]
A0423785       [***]                                               [***]

A0131064       [***]                                               [***]
A0119548       [***]                                               [***]
A0423915       [***]                                               [***]
A0131063       [***]                                               [***]
A0131085       [***]                                               [***]
A0131083       [***]                                               [***]
A0119543       [***]                                               [***]
A0131138       [***]                                               [***]
A0119539       [***]                                               [***]
A0131137       [***]                                               [***]
A0119527       [***]                                               [***]
A0131136       [***]                                               [***]
A0131135       [***]                                               [***]
A0119524       [***]                                               [***]
A0119523       [***]                                               [***]
A0131134       [***]                                               [***]
A0119519       [***]                                               [***]
A0152301       [***]                                               [***]
A0389497       [***]                                               [***]
A0389499       [***]                                               [***]
A0196063       [***]                                               [***]
A0196068       [***]                                               [***]
A0196072       [***]                                               [***]
A0196075       [***]                                               [***]

A0131133       [***]                                               [***]
A0119517       [***]                                               [***]
A0119514       [***]                                               [***]
A0119513       [***]                                               [***]
A0131132       [***]                                               [***]
A0119512       [***]                                               [***]
A0119511       [***]                                               [***]
A0119510       [***]                                               [***]
A0274379       [***]                                               [***]
A0274380       [***]                                               [***]
A0274381       [***]                                               [***]
A0274382       [***]                                               [***]

A0131130       [***]                                               [***]
A0119509       [***]                                               [***]
A0119508       [***]                                               [***]
A0119507       [***]                                               [***]
A0433293       [***]                                               [***]
A0433286       [***]                                               [***]
A0433287       [***]                                               [***]
A0433288       [***]                                               [***]
A0131129       [***]                                               [***]
A0119506       [***]                                               [***]
A0119505       [***]                                               [***]
A0119504       [***]                                               [***]
A0131128       [***]                                               [***]
A0119503       [***]                                               [***]
A0119502       [***]                                               [***]
A0119483       [***]                                               [***]
A0164838       [***]                                               [***]
A0164840       [***]                                               [***]
A0164843       [***]                                               [***]
A0164846       [***]                                               [***]
A0131127       [***]                                               [***]
A0119482       [***]                                               [***]
A0119481       [***]                                               [***]
A0119480       [***]                                               [***]
A0132100       [***]                                               [***]
A0229777       [***]                                               [***]

A0131125       [***]                                               [***]
A0119479       [***]                                               [***]
A0119478       [***]                                               [***]
A0119477       [***]                                               [***]
A0131124       [***]                                               [***]
A0119476       [***]                                               [***]
A0119475       [***]                                               [***]
A0119491       [***]                                               [***]

A0379894       [***]                                               [***]
A0360825       [***]                                               [***]
A0219312       [***]                                               [***]
A0219313       [***]                                               [***]
A0219315       [***]                                               [***]
A0233016       [***]                                               [***]
A0233027       [***]                                               [***]

A0285833       [***]                                               [***]
A0285836       [***]                                               [***]
A0223244       [***]                                               [***]
A0223246       [***]                                               [***]
A0223248       [***]                                               [***]
A0223250       [***]                                               [***]
A0233823       [***]                                               [***]
A0168302       [***]                                               [***]
A0168303       [***]                                               [***]
A0168304       [***]                                               [***]
A0159672       [***]                                               [***]
A0159674       [***]                                               [***]
A0159676       [***]                                               [***]
A0347354       [***]                                               [***]
A0347404       [***]                                               [***]
A0347408       [***]                                               [***]
A0347415       [***]                                               [***]
A0227427       [***]                                               [***]
A0228533       [***]                                               [***]
A0227428       [***]                                               [***]
A0227429       [***]                                               [***]
A0131037       [***]                                               [***]
A0227433       [***]                                               [***]
A0227434       [***]                                               [***]
A0145629       [***]                                               [***]
A0229785       [***]                                               [***]
A0132655       [***]                                               [***]
A0229790       [***]                                               [***]
A0229791       [***]                                               [***]
A0229798       [***]                                               [***]
A0229800       [***]                                               [***]
A0229802       [***]                                               [***]
A0229804       [***]                                               [***]
A0143088       [***]                                               [***]
A0148854       [***]                                               [***]
A0148860       [***]                                               [***]
A0289610       [***]                                               [***]
A0289612       [***]                                               [***]
A0289614       [***]                                               [***]
A0244848       [***]                                               [***]
A0244976       [***]                                               [***]

A0243384      [***]                                               [***]
A0118273      [***]                                               [***]
A0118275      [***]                                               [***]

A0118281       [***]                                               [***]
A0118295       [***]                                               [***]
A0118297       [***]                                               [***]
A0118298       [***]                                               [***]
A0290530       [***]                                               [***]
A0290531       [***]                                               [***]
A0290532       [***]                                               [***]
A0290533       [***]                                               [***]

A0118284       [***]                                               [***]
A0118285       [***]                                               [***]
A0118289       [***]                                               [***]
A0118291       [***]                                               [***]

A0243376       [***]                                               [***]
A0243377       [***]                                               [***]
A0243378       [***]                                               [***]
A0243379       [***]                                               [***]

A0243373       [***]                                               [***]
A0243374       [***]                                               [***]
A0243375       [***]                                               [***]
A0243359       [***]                                               [***]
A0243360       [***]                                               [***]

A0352266       [***]                                               [***]
A0352263       [***]                                               [***]
A0352264       [***]                                               [***]
A0352265       [***]                                               [***]
A0243056       [***]                                               [***]
A0243071       [***]                                               [***]
A0132297       [***]                                               [***]
A0131608       [***]                                               [***]
A0132299       [***]                                               [***]
A0131610       [***]                                               [***]
A0132298       [***]                                               [***]
A0131609       [***]                                               [***]

A0131434       [***]                                               [***]
A0131432       [***]                                               [***]
A0219317       [***]                                               [***]
A0219319       [***]                                               [***]
A0219321       [***]                                               [***]
A0219323       [***]                                               [***]
A0219325       [***]                                               [***]
A0219327       [***]                                               [***]
A0173058       [***]                                               [***]
A0173059       [***]                                               [***]
A0173060       [***]                                               [***]
A0173061       [***]                                               [***]
A0131438       [***]                                               [***]